UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 27, 2015
 _____________________
Palo Alto Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4401 Great America Parkway Santa Clara, California 95054 (Address of principal executive office, including zip code)
(408) 753-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 27, 2015, Palo Alto Networks, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal third quarter ended April 30, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated as of May 27, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ MARK D. MCLAUGHLIN
Mark D. McLaughlin
President and Chief Executive Officer

Date: May 27, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated as of May 27, 2015.